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                                                                   EXHIBIT 10.39

                             STOCK OPTION AGREEMENT
                          (NON-STATUTORY STOCK OPTION)

THIS STOCK OPTION AGREEMENT (the "Option Agreement") is made and entered into as of the execution date of the Option Certificate to which it is attached (the "Certificate") by and between cyberoad.com Corporation, a Florida Corporation, (the "Company") and the person named in the Certificate (the "Optionee").

The Board of Directors of the Company, (the "Board") has authorized the grant to the Optionee of a non-statutory stock option to purchase shares of the Company's Common Stock, par value set at market price at time of grant, per share (the "Common Stock"), upon the terms and subject to the conditions set forth in this Option Agreement and in the Stock Award Plan, attached hereto.

The Company and Option agree as follows:

1.   GRANT OF OPTION

     The Company hereby grants to the Option the right and option (the "Option"), upon the terms and subject to the conditions set forth in this Option Agreement and Stock Award Plan, to purchase all or any portion of that number of shares of the Common Stock (the "Shares") set forth in the Certificate at the Option exercise price set forth in the Certificate (the "Exercise Price").

2.   TERM OF OPTION

     The Option shall terminate and expire on the Option Expiration Date set forth in the Certificate (the "Expiration Date"), unless sooner terminated as provided herein.

3.   EXERCISE PERIOD

     a) subject to the provisions of Sections 3, 5 and 7 of this Option Agreement, the Option shall become exercisable (in whole or in part) upon and after the dates set forth under the caption "Exercise Schedule" in the Certificate. The installments shall be cumulative; the Option may be exercised as to any or all Shares covered by an installment, at any time or times after the installment first becomes exercisable and until the Option Expiration Date or termination of the Option;

     b) notwithstanding anything to the contrary contained in this Option Agreement, the Option may not be exercised, in whole or in part, unless and until any then applicable requirements of all federal, state and local laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel.

4.   EXERCISE OF OPTION

     There is no obligation to exercise the Option, in whole or in part. The Option may be exercised, in whole or in part, only by delivery to the Company of the following:

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a)   written notice of exercise in the form attached hereto, stating the number of Shares being purchased (the "Purchased Shares"):

b) payment of the Exercise Price of the Purchased Shares either in cash, or with the consent of the Board (which may be withheld at its discretion, or by delivery to the Company of other shares of Common Stock with an aggregate Fair Market Value equal to the total Exercise Price of the Purchased Shares, or according to a deferred payment or other arrangement, (which may include without limiting the generality of the foregoing, the use of other shares of Common Stock) with the person to whom the Option is granted or to whom the Option is transferred pursuant to the terms of this Option Agreement, or in any other form of legal consideration that may be acceptable to the Board; and

c) if requested by the Company, a letter of investment intent in such form and containing such provisions as the Company may require.

In case of any deferred payment arrangement, interest shall be payable at least annually and shall be payable at the minimum rate of interest necessary to avoid the imputation of interest under the applicable provision of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations.

Following receipt of notice and payment referred to above, the Company shall issue and deliver to the Optionee a stock certificate or stock certificates evidencing the Purchased Shares, however, the Company shall not be obligated to issue a fraction or fractions of a share of its Common Stock, and my pay to Optionee, in cash or by cheque, the Fair Market Value of any fraction or fractions of a share exercised by Optionee. "Fair Market Value" shall be determined as follows:

     i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation to the Nasdaq National Market, the Fair Market Value of a share of Common Stock shall be the closing sale price for such stock (or the closing bid, if no sales are reported) as quoted on such system or exchange (or the exchange with the greatest determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

     ii) if the Common Stock is quoted on the NASDAQ system (but not the NASDAQ National Market) or is regularly quoted by recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; and


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          iii) in the absence of an established market of the Common Stock, the
               Fair Market Value shall be determined in good faith, by the Board.

5.   TERMINATION OF SERVICES

     a) if Optionee shall cease to be an officer, director, consultant or employee of the Company, or any Subsidiary or Parent of the Company, for any reason other than death or permanent disability (a "Terminating Event"), or termination by the Company for cause, the Optionee shall have the right, subject to the provisions of Section 5 herein, to exercise the Option at any time following such Terminating Event until the earlier to occur of 1) 30 days following the date of such Terminating Event or 2) the Expiration Date. The Option may be exercised following a Terminating Event only to the extent exercisable as of the date of the Terminating Event. To the extent unexercised at the end of the period referred to above, the Option shall terminate. The Board, in its sole and absolute discretion, shall determine whether or not authorized leaves of absence shall constitute termination of employment for purposes of this Option Agreement;

     b) if, by reason of death or disability, (a "Special Termination Event"), Optionee shall cease to be an officer, director, consultant or employee, the Company or any Subsidiary or Parent of the Company, then the Optionee, the Optionee's executors or administrators or any person or persons acquiring the Option directly from the Optionee by bequest or inheritance, shall have the right to exercise the Option at any time following such Special Terminating Event until the earlier to occur of 1) six months following the date of such Special Terminating Event and 2) the Expiration Date. The Option may be exercised following a Special Terminating Event only to the extent exercisable at the date of the Special Terminating Event. To the extent unexercised at the end of the period referred to above, the Option shall terminate. For purposes of this Option Agreement, "disability" shall mean total and permanent disabled unless he furnishes proof of such disability in such form and manner, and at such times as the Board may from time to time require;

     c) if Optionee's employment shall be terminated "for cause" by the Company, any Subsidiary or any Parent, the Option shall terminate and expire upon such termination of employment. For purposes of this Option Agreement, but not limited to, "for cause" shall mean:

          i) with respect to employees and consultants of the Company, the willful failure or refusal by Optionee to perform his duties to the Company; or

          ii) Optionee's willful disobedience of any orders or directives of the Board of any officers thereof acting under the authority thereof or Optionee's deliberate interference with the compliance by other employees of the Company with any such orders or directives; or


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          iii) The willful failure or refusal of Optionee to abide by or comply with the written policies, standard procedures or regulations of the Company; or

          iv) Any willful or continued act or course of conduct by Optionee which the Board in good faith determines might reasonably be expected to have a material or detrimental effect on the Company or the business, operations, affairs or financial position thereof; or

          v) The committing by the Optionee of any fraud, theft, embezzlement or other dishonest act against the Company; or

          vi) With respect to consultants, any material breach of their consulting agreement with the Company; and

          vii) Nothing in the Plan, the Certificate or the Option Agreement shall confer upon the Optionee any right to continue in the service and/or employ of the Company or any Affiliate (as defined in the Plan) or shall affect the right of the Company or any Affiliate to terminate the relationship or employment of Optionee, with or without cause.

6.   RESTRICTIONS ON PURCHASED SHARES

     a)   Market Stand-Off

          i) in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), including the Company's initial public offering, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Purchased Shares without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters; provided however, that in no event shall such period exceed 180 days. This Section 6 shall only remain in effect for the two-year period immediately following the effective date of the Company's initial public offering and shall thereafter terminate and cease to be in force or effect. Optionee agrees to execute and deliver to the Company such further documents or instruments as the Company may reasonably determine to be necessary or appropriate to effect the provisions of this Section 6;

          ii) in the event of any stock dividend, stock split, recapitalization or other transaction resulting in an adjustment under Section 7 hereof, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to or in exchange for the

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               Purchased Shares, shall be immediately subject to the provisions of this Section 6, to the same extent the Purchased Shares are at such time covered by such provisions;

          iii) in order to enforce the provisions of Section 6, the company may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable standoff period.

     b)   SECURITIES LAW RESTRICTIONS

          Optionee shall not sell, transfer, assign, pledge or dispose of (with or without consideration) (collectively "Transfer") and the Company shall not be required to register any such Transfer and the Company may instruct its transfer agent not to register any such Transfer, unless and until all of the following events shall have occurred:

          i) the Purchased Shares are Transferred pursuant to and in conformity with 1) and effective registration statement filed with the Securities and Exchange Commission (the "Commission") pursuant to the 1933 Act, or 2) an exemption from registration under the 1933 Act, and 3) the securities laws of any state of the United States; and

          ii) Optionee has, prior to the Transfer of such Purchased Shares, and if requested by the Company, provided all relevant information to Company's counsel so that upon Company's request, Company's counsel is able to, and actually prepares and delivers to the Company, a written opinion that the proposed Transfer is
               1) pursuant to a registration statement which has been filed under the 1933 Act as then in effect, and the Rules and Regulations of the Commission thereunder and 2) is either qualified or registered under any applicable state securities laws, or exempt from such qualification or registration. The Company shall bear all reasonable costs of preparing such opinion.

     c)   NONCOMPLYING TRANSFERS INVALID

          Any attempted Transfer which is not in full compliance with this
          Section 6 shall be null and void ab initio of a no force or effect.

7.   ADJUSTMENTS UPON RECAPITALIZATION

     a) Subject to the provisions of Section 7, if any change is made in the Common Stock, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of

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          shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company) the Option will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to the Option. Such adjustments shall be made by the Board, the determination of which shall be final, binding, and conclusive. The conversion of any convertible securities of the Company, shall not be treated as a "transaction not involving the receipt of consideration by the Company";

     b) In the event of 1) a dissolution, liquidation or sale of substantially all of the assets of the Company or 2) a merger or consolidation in which the Company is not the surviving corporation or 3) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then at the sole discretion of the Board, and to the extent permitted by applicable law, the Option shall terminate upon such event and may be exercised prior thereto to the extent the Option is then exercisable; or continue in full force and effect and, if applicable, the surviving corporation or an Affiliate of such surviving corporation shall assume the Option and/or shall substitute a similar option or award in place of the Option.

     c) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, and its determination shall be final, binding and conclusive;

     d) The provisions of this Section 7 are intended to be exclusive, and Optionee shall have no other rights upon the occurrence of any of the events described in Section 7.

     e) The grant of the Option shall not affect in any way, the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

8.   WAIVER OF RIGHTS TO PURCHASE STOCK

     By signing this Option Agreement, Optionee acknowledges and agrees that neither the Company nor any other person or entity is under any obligation to issue, sell, assign or transfer to Optionee, any portion or equity security of the Company, other than the Shares subject to the Option and any other right or option to purchase Common Stock which was previously granted in writing to Optionee by the Board. By signing this Option Agreement, Optionee specifically waives all rights, which he or she may have had prior to the date of this Option Agreement, to receive any option or equity security of the Company.
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 9.  INVESTMENT INTENT

     Optionee represents and agrees that if he or she exercises the Option in whole or in part, and if at the time of such exercise the Plan and/or the Purchased Shares have not been registered under the 1933 Act, he or she will acquire Shares upon such exercise for the purpose of investment and not with a view to the distribution of such Shares, and that upon each exercise of the Option, he or she will furnish to the Company a written statement to such effect.

10.  LEGEND ON STOCK CERTIFICATES

     Optionee agrees that all certificates representing Purchased Shares will be subject to such stock transfer orders and other restrictions (if any) as the Company may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities laws, and the Company may cause a legend or legends to be put on such certificates to make appropriate reference to such restrictions.

11.  NO RIGHTS AS SHAREHOLDER

     Except as provided in Section 7 of this Option Agreement, Optionee shall have no rights as a shareholder with respect to the Shares until the date of the issuance to Optionee of a stock certificate or stock certificates evidencing such Shares. Except as may be provided in Section 7 of this Option Agreement, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

12.  MODIFICATION

     The Board (excluding the Optionee if he is a director) may modify, extend or renew the Option or accept the surrender of, and authorize the grant of a new Option I substitution for, the Option (to the extent not previously exercised). No modification of the Option shall be made which, without the consent of Optionee, would alter or impair any rights of the Optionee under the option.

13.  WITHHOLDING

     The Company shall be entitled to require as a condition of delivery of any Purchased Shares upon exercise of any Option that the Optionee agree to remit, at the time of such delivery or such later date as the Company may determine, an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto, and Optionee agrees to take such other action required by the Company to satisfy such withholding requirements.

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14.  CHARACTER OF OPTION

     The Option is not intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

15.  GENERAL PROVISIONS

     a)   Further Assurances

          Optionee shall promptly take all actions and execute all documents requested by the Company, which the Company deems to be reasonably necessary to effectuate the terms and intent of this Option Agreement.

     b)   Notices

          All notices, requests, demands and other communications under this Option Agreement shall be in writing and shall be given to the parties hereto as follows:

               i)   if to the Company, in writing to:
                    cyberoad.com Corporation
                    c/o Suite 602, 1380 Burrard Street
                    Vancouver, BC, V6Z 2H3

               ii)  if to the Optionee, in writing to:
                    the address set forth in the records of the Company at that time.

          or at such address or addresses as may have been furnished by such either party in writing to the other party hereto. Any such notice, request, demand or other communication shall be effective 1) if given by mail, 72 hours after such communication is deposited in the mail, by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or 2) if given by any other means, when delivered at the address specified in this subsection.

     c)   Transfer of Rights under this Option Agreement

          The Company may at any time transfer and assign its rights and delegate its obligations under this Option Agreement to any other person, corporation, firm or entity, including its officers, directors and stockholders, with or without consideration.

     d)   Option Non-Transferable

          Optionee may not Transfer the Option except by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of Optionee only
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          by Optionee or by his or her guardian or legal representative in the case of a disability, and upon Optionee's death, only by his or her Estate or by any person who acquired the Option by bequest or inheritance or by reason of the death of Optionee.

     e)   Successors and Assigns

          Except to the extent specifically limited by the terms and provisions of this Option Agreement, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

     f)   Governing Law

          THIS OPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS MADE IN, AND TO BE PERFORMED WITHIN, THAT STATE, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, WHICH SHALL TO THAT EXTENT GOVERN.

     g)   Miscellaneous

          Titles and captions contained in this Option Agreement are inserted for convenience of reference only and do not constitute a part of this Option Agreement for any other purpose. Except as specifically provided herein, neither this Option Agreement nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.

THE SIGNATURE PAGE TO THIS OPTION AGREEMENT CONSISTS OF THE SIGNATURE PAGE OF THE OPTION CERTIFICATE. EACH INSTRUMENT TOGETHER CONSTITUTES ONE AND THE SAME INSTRUMENT.

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                               OPTION CERTIFICATE
                          (NON-STATUTORY STOCK OPTION)

THIS IS TO CERTIFY that cyberoad.com Corporation, a Florida corporation, (the "Company"), has granted to the person named below (the "Optionee") a stock option (the "Option") to purchase shares (the "Shares") of the Company's Common Stock upon the terms and conditions as set out below:

NAME OF OPTIONEE:             _________________________________________


ADDRESS OF OPTIONEE:          C/O KAZOOTEK.COM TECHNOLOGIES INC.
                              SUITE 620, 1380 BURRARD STREET
                              VANCOUVER, BC, V6Z 2H3

NUMBER OF SHARES:             __________________________________________

OPTION EXERCISE PRICE         __________________________________________
                              (PER SHARE)

DATE OF GRANT:                __________________________________________

EXPIRATION DATE:              __________________________________________

EXERCISE (VESTING) SCHEDULE:

The Option shall become exercisable as follows:

This Option shall be exercisable commencing on ________________ and shall vest in 1/24 equal monthly installments thereafter.

SUMMARY OF OTHER TERMS:

This Option is defined in the Stock Option Agreement (Non-Statutory Stock Option) (the "Option Agreement") which is attached to this Option Certificate (the "Certificate") hereto. This Certificate summarizes certain of the provisions of the Option Agreement for your information, but is not complete. Your rights are governed by the Option Agreement, not by this summary. The Company strongly suggests that you carefully review the full Option Agreement prior to signing this Certificate or exercising the Option.

Among the terms of the Option Agreement are the following:

1.   EMPLOYMENT

     The Option Agreement does not obligate the Company to retain you for any period of time, nor does it succeed your employment agreement with the Company. The terms of your